UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2022

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2022, upon the recommendation of the Compensation Committee, the Board of Directors of Hooker Furnishings Corporation (the “Company”) approved new employment agreements for the Company’s Chief Executive Officer, Jeremy R. Hoff, the Company’s Chief Financial Officer, Paul A. Huckfeldt, the Company’s Chief Administrative Officer and President – Domestic Upholstery, Anne J. Smith and the Company’s Senior Vice President – Operations and Chief Information Officer, Tod R. Phelps. The employment agreements, which were executed on July 13, 2022, for Messrs. Hoff, Huckfeldt and Phelps and Ms. Smith contain a description of expected duties, base salary, benefits, short-term and long-term incentives, and severance in the event of termination without cause or for good reason or in the event of termination without cause or for good reason within one year of a qualifying change in control. The employment agreements also contain restrictive covenants which specify confidentiality, non-solicitation, non-competition, and non-disparagement during and after employment with the Company. These employment agreements did not change the base salaries or short-term and long-term incentives for the current 2023 fiscal year which have been previously disclosed.

The new agreements for Messrs. Hoff, Huckfeldt and Phelps and Ms. Smith, which are included as exhibits to this Form 8-K and hereby incorporated by reference into this Item, encompass the entire understanding between the parties and supersede all prior agreements.

Item 9.01. Financial Statements and Exhibits.

10.1	*	Employment Agreement, dated July 13, 2022, by and between Hooker Furnishings Corporation and Jeremy R. Hoff.
10.2	*	Employment Agreement, dated July 13, 2022, by and between Hooker Furnishings Corporation and Paul A. Huckfeldt.
10.3	*	Employment Agreement, dated July 13, 2022, by and between Hooker Furnishings Corporation and Anne J. Smith.
10.4	*	Employment Agreement, dated July 13, 2022, by and between Hooker Furnishings Corporation and Tod R. Phelps.
104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management contract filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

By: /s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Chief Financial Officer and

Senior Vice-President – Finance and Accounting

Date: July 18, 2022